UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2019

HARRISON, VICKERS & WATERMAN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-162072	26-2883037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

240 Vaughan Drive, Suite C

Alphretta, GA 30009

(Address of principal executive offices)

1669 Thomaston Ave, Suite 1

Waterbury, CT 06704-1098

(Address of former executive offices)

(770) 235-3107

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

Harrison, Vickers & Waterman, Inc., a Nevada corporation (the “Company”) hereby furnishes its annual financial statements and notes for the year ended June 30, 2019, which are set forth herein on Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers, Compensatory Arrangements of Certain Officers

Effective January 4, 2021, Christopher Harrison resigned as the Chief Executive Officer and was replaced by Jeffrey M. Canouse on that date.

Mr. Jeffrey M. Canouse, age 46, combines over twenty-three years of experience in financial senior management following a thirteen-year career as an Investment Banker. Previously, he had been involved in various companies in the investment industry holding positions including Vice President, Senior Vice President and Managing Director at J. P. Carey Inc., J.P. Carey Securities Inc. and JPC Capital a boutique (the “Carey Companies”) investment banking firm that assisted in arranging over $2 billion in financing. During his time with the Carey Companies, Mr. Canouse was personally responsible for sourcing new corporate clients, presenting to institutional investors, structuring terms, and working with counsel for timely closings. From July 11, 2011 through the present day, Mr. Canouse has acted as Managing Member of Anvil Financial Management, LLC where he has offered his expertise to companies in need of restructuring, financing, debt settlement and compliance assistance. Mr. Canouse has also previously acted as Chief Executive Officer of three other publicly traded companies, where he oversaw acquisitions and restructuring amongst other duties in those roles.

Item 8.01 Other Events

The Company hereby furnishes updated contact information, including its office address, and telephone number, as set forth below:

Office Address:	240 Vaughan Drive, Suite C
Alpharetta, GA 30009

Telephone:	(770) 235-3107

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Annual Financial Statements and Notes for the Year Ending June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRISON, VICKERS & WATERMAN, INC.

Date: March 5, 2021	By:	/s/ Jeffrey M. Canouse
Name: Jeffrey M. Canouse
Title: Chief Executive Officer